Exhibit 10.3

INTERNATIONAL MARKET CENTERS, INC.

REGISTRATION RIGHTS AGREEMENT

[            ], 2015

INTERNATIONAL MARKET CENTERS, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of [            ], 2015, among International Market Centers, Inc., a Maryland corporation (the “Company”), International Market Centers, LP, a Delaware limited partnership (“IMC LP”), the Bain Entities (as defined below) listed on the signature pages hereto, the Oaktree Entities (as defined below) listed on the signature pages hereto, and such other Persons, if any, that from time to time become party hereto as holders of Registrable Securities. Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Section 1.

WHEREAS, as of the date hereof, IMC LP owns all of the outstanding shares of the Common Stock of the Company;

WHEREAS, IMC LP is contemplating causing the Company to make an initial Public Offering of shares of the Common Stock of the Company; and

WHEREAS, in consideration of IMC LP agreeing to undertake an initial Public Offering of the Company’s Common Stock, the Company has agreed to grant to IMC LP rights with respect to the registration of the Registrable Securities held by IMC LP on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Definitions. The following terms shall have the meanings set forth below.

“Acquired Common” has the meaning set forth in Section 9.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person; provided that the Company and its Subsidiaries shall not be deemed to be Affiliates of any holder of Registrable Securities. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Bain Entities” means, collectively, Bain Capital (IMC), X, L.P., BCIP Associates IV (US), L.P., BCIP T Associates IV (US), L.P., BCIP Associates IV-B, (US), L.P. and BCIP T Associates IV-B, L.P. and any investment funds affiliated with Bain Capital Partners, LLC that are direct or indirect equityholders thereof.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person, including in each case any and all warrants, rights (including conversion and exchange rights) and options to purchase any of the foregoing.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” has the meaning set forth in the preamble.

“Demand Registrations” has the meaning set forth in Section 2(a).

“End of Suspension Notice” has the meaning set forth in Section 2(f)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holdback Extension” has the meaning set forth in Section 4(a).

“Holdback Period” has the meaning set forth in Section 4(a).

“Holder” means a holder of Registrable Securities.

“Indemnified Parties” has the meaning set forth in Section 7(a).

“Joinder” has the meaning set forth in Section 9.

“Long-Form Registrations” has the meaning set forth in Section 2(a).

“Oaktree Entities” means OCM IMC Holdings, L.P. and the investment funds affiliated with Oaktree Capital Management, L.P. that are direct or indirect equityholders thereof.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registrations” has the meaning set forth in Section 3(a).

“Principal Holder” means each of IMC LP, the Bain Entities or the Oaktree Entities, so long as any of such Persons are holders of Registrable Securities.

“Public Offering” means any sale or distribution by the Company and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering registered under the Securities Act.

“Registrable Securities” means (i) any Common Stock held by IMC LP as of the date hereof, (ii) any other Common Stock held by the Bain Entities, the Oaktree Entities or their respective Affiliates, whether any such Common Stock is acquired by such parties prior to, on or after the date hereof, or (iii) any Capital Stock of the Company or any Subsidiary of the Company issued or issuable with respect to the securities referred to in clause (i) or clause (ii) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (a) sold or distributed (other than to a Principal Holder) pursuant to a Public Offering, (b) sold (other than to a Principal Holder) in compliance with Rule 144 following the consummation of the Company’s initial Public Offering, or (c) repurchased by the Company or a Subsidiary of the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock of the Company registered or to be registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement. Notwithstanding the foregoing, any Registrable Securities held by any Person (other than the Bain Entities, the Oaktree Entities or their Affiliates) that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 shall not be deemed to be Registrable Securities upon notice from the Company to such Person, and the Company shall, at such Person’s request, remove the legend provided for in Section 12.

“Registration Expenses” has the meaning set forth in Section 6(a).

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415” and “Rule 462” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Securities and Exchange Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 4(a).

“Securities” has the meaning set forth in Section 4(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Shelf Offering” has the meaning set forth in Section 2(d)(ii).

“Shelf Offering Notice” has the meaning set forth in Section 2(d)(ii).

“Shelf Offering Request” has the meaning set forth in Section 2(d)(ii).

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registrable Securities” has the meaning set forth in Section 2(d)(ii).

“Shelf Registration Statement” has the meaning set forth in Section 2(d)(i).

“Short-Form Registrations” has the meaning set forth in Section 2(a).

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Event” has the meaning set forth in Section 2(f)(ii).

“Suspension Notice” has the meaning set forth in Section 2(f)(ii).

“Suspension Period” has the meaning set forth in Section 5(b).

“Violation” has the meaning set forth in Section 7(a).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Section 2. Demand Registrations.

(a) Requests for Registration. Subject to the terms and conditions of this Agreement, each of the Principal Holders may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-11 or any similar long-form registration (“Long-Form Registrations”), and each of the Principal Holders may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration (“Short-Form Registrations”) if available. All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations”. The Principal Holder(s) making a Demand Registration may request that the registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and, if the Company is a WKSI at the time any request for a Demand Registration is submitted to the Company, that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution. Within ten days after the filing of the registration statement relating to the Demand Registration, the Company shall give written notice of the Demand Registration to all other holders of Registrable Securities and, subject to the terms of Section 2(e), shall include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice. Each Holder agrees that such Holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

(b) Long-Form Registrations. The holders of Registrable Securities shall be entitled to request an unlimited number of Long-Form Registrations in which the Company shall pay all Registration Expenses (as defined in Section 6(a)), whether or not such registration is consummated. All Long-Form Registrations shall be underwritten registrations unless otherwise approved by the holders of a majority of the Registrable Securities requesting registration. Notwithstanding the foregoing, the Company shall not be obligated to effect any Long-Form Registration if the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Long-Form Registration are less than $50,000,000.

(c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(b), the holders of Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. After the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d) Shelf Registrations.

(i) Subject to the availability of required financial information, as promptly as practicable after the Company receives written notice of a request for a Shelf Registration, the Company shall file with the Securities and Exchange Commission a registration statement under the Securities Act for the Shelf Registration (a “Shelf Registration Statement”). The Company shall use its reasonable best efforts to cause any Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after filing, and once effective, the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to remain continuously effective for such time period as is specified in such request, but for no time period longer than the period ending on the earliest of (A) the third anniversary of the date of filing of such Shelf Registration, (B) the date on which all Registrable Securities covered by such Shelf Registration have been sold pursuant to the Shelf Registration, and (C) the date as of which there are no longer any Registrable Securities covered by such Shelf Registration in existence. Subject to Section 2(f)(i), the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement continuously effective for such time period if the Company voluntarily takes any action or omits to take any action that would result in Holders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during such period, unless such action or omission is required by applicable laws.

(ii) In the event that a Shelf Registration Statement is effective, any Principal Holder covered by such Shelf Registration Statement shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering, but only if the aggregate proceeds expected to be received from the sale of Registrable Securities equal or exceed $25,000,000, as determined in good faith by the Company after receiving the Shelf Offering Request) of the Registrable Securities available for sale pursuant to such Shelf Registration Statement (“Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect, and the Company shall pay all Registration Expenses in connection therewith. The Principal Holders covered by such Shelf Registration Statement shall make such election by delivering to the Company a written request (a “Shelf Offering Request”) for such offering specifying the number of Shelf Registrable Securities that the Holders desire to sell pursuant to such offering (the “Shelf Offering”). As promptly as practicable, but no later than two business days after receipt of a Shelf Offering Request, the Company shall give written notice (the “Shelf Offering Notice”) of such Shelf Offering Request to all other holders of Shelf Registrable Securities. The Company, subject to Sections 2(e) and 8 hereof, shall include in such Shelf Offering the Shelf Registrable Securities of any other Holder that shall have made a written request to the Company for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within seven days after the receipt of the Shelf Offering Notice. The Company shall, as expeditiously as possible (and in any event within 20 days after the receipt of a Shelf Offering Request), but subject to Section 1(f) hereof, use its reasonable best efforts to facilitate such Shelf Offering. Each Holder agrees that such Holder shall treat as confidential the receipt of the Shelf Offering Notice and shall not disclose or use the information contained in such Shelf Offering

Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

(iii) Notwithstanding the foregoing, if Holders that are the Principal Holders wish to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement, if available, or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, such Holders only need to notify the Company of the block trade Shelf Offering two business days prior to the day such offering is to commence and the Company shall notify other holders of Registrable Securities and such other holders of Registrable Securities must elect whether or not to participate on the day prior to the day such offering is to commence and the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such offering (which may close as early as three business days after the date it commences); provided that the Principal Holders shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(iv) The Company shall use its reasonable best efforts to cooperate in a timely manner with any request of the Holders in respect of any hedging transaction or other transaction that is registered pursuant to a Shelf Registration that is not a firm commitment underwritten offering or underwritten block trade (each, an “Alternative Transaction”), including entering into customary agreements with respect to such Alternative Transactions (and providing customary representations, warranties, covenants and indemnities in such agreements) as well as providing other reasonable assistance in respect of such Alternative Transactions of the type applicable to an offering subject to Section 5, to the extent customary for such transactions.

(v) The Company shall, at the request of the Holders covered by a Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Holders to effect such Shelf Offering.

(e) Priority on Demand Registrations and Shelf Offerings. The Company shall not include in any Demand Registration or Shelf Offering any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such offering prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company’s expense must pay their share of the Registration Expenses as provided in Section 6.

(f) Restrictions on Demand Registration and Shelf Offerings.

(i) The Company shall not be obligated to effect (I) any Demand Registration within 90 days after the effective date of a previous Demand Registration or a previous registration in which Registrable Securities were included pursuant to Section 3 and in which there was no reduction in the number of Registrable Securities requested to be included or (II) an underwritten offering pursuant to Section 2(d)(ii) within 30 days after the effective date of a previous underwritten offering pursuant to section 2(d)(ii). The Company may postpone, for up to 90 days from the date of the request, the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registrable Securities) by providing written notice to the holders of Registrable Securities if (A) the Company’s board of directors determines in its reasonable good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any Subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Company, (B) upon advice of counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction or (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Shelf Registration Statement (or such filings) to become effective or to promptly amend or supplement the registration statement, Shelf Registration Statement on a post effective basis, as applicable; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request, and if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

(ii) In the case of an event that causes the Company to postpone the filing or effectiveness of a registration statement for a Demand Registration or to suspend the use of a Shelf Registration Statement as set forth in paragraph (f)(i) above or pursuant to Section 5(a)(vi) (a “Suspension Event”), the Company shall give a notice to the holders of Registrable Securities registered or to be registered pursuant to such registration statement (a “Suspension Notice”) to postpone or suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such postponement or suspension shall continue only for so long as the Suspension Event or its effect is continuing. A Holder shall not effect any sales of Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each Holder agrees that such Holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and to the Holders’ counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

(iii) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement pursuant to this Section 2(f), the Company agrees that it shall extend the period of time during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Shelf Registration Statement.

(g) Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company’s approval which shall not be unreasonably withheld, conditioned or delayed. If any Shelf Offering is an underwritten offering, the holders of a majority of the Registrable Securities participating in such underwritten offering shall have the right to select the investment banker(s) and manager(s) to administer the offering relating to such Shelf Offering, subject to the Company’s approval, which shall not be unreasonably withheld, delayed or conditioned.

(h) Other Registration Rights. The Company represents and warrants that neither it nor any of its Subsidiaries is a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company or any of its Subsidiaries. Without approval from the Bain Entities and the Oaktree Entities, neither the Company nor any of its Subsidiaries shall enter into any such agreement; provided that the Company may grant rights to employees of the Company and its Subsidiaries to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as provided in Section 3(c) and Section 3(d).

Section 3. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration, (ii) in connection with registrations on Form S-4 or S-8 promulgated by the Securities and Exchange Commission or any successor or similar forms or (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such Piggyback Registration and, subject to the terms of Section 3(c) and Section 3(d), shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after delivery of the Company’s notice. If the offering pursuant to such registration is to be underwritten, subject to Section 8 hereof, then each Holder making a request for a Piggyback Registration pursuant to this Section 3(a) shall, and the Company shall make such arrangements with the managing underwriter or underwriters so that such Holder may, participate in such underwriter offering. If the offering pursuant to such registration is to be made on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 3(a) shall, and the Company shall make such arrangements with the managing underwriter or underwriters so that such Holder may, participate in such offering on such other basis.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such registration became effective.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such Holder, and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration and the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and (ii) second, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect (which, in the case of Registrable Securities requested to be included in such registration, shall be included pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such Holder).

(e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld, conditioned or delayed.

(f) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any holder of Registrable Securities has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 6.

Section 4. Holdback Agreements.

(a) Holders of Registrable Securities. If required by the holders of a majority of Registrable Securities participating in such Public Offering, each holder of Registrable Securities shall enter into lock-up agreements with the managing underwriter(s) of an underwritten Public Offering in such form as agreed to by the holders of a majority of Registrable Securities participating in such Public Offering;

provided, however, that (x) no Holder shall be required to enter into a lock-up period covering a period of greater than 90 days following the date of the final prospectus relating to such offering or such longer period as agreed to by each of the Bain Entities and the Oaktree Entities and (y) such lock-up agreement shall not apply to (A) distributions in-kind to a Holder’s equityholders or (B) transfers to Affiliates, but only if such Affiliates agree to be bound by the restrictions of such lock-up agreement. In the absence of any such lock-up agreement, each holder of Registrable Securities agrees as follows:

(i) in connection with all underwritten Public Offerings (other than the Company’s initial Public Offering with respect to which separate holdback agreements were delivered), such Holder shall not effect any sale, disposition or distribution of (including sales pursuant to Rule 144), directly or indirectly, any Capital Stock of the Company (including Capital Stock of the Company that may be deemed to be owned beneficially by such Holder in accordance with the rules and regulations of the Securities and Exchange Commission) (collectively, “Securities” and such transaction, a “Sale Transaction”), commencing on the earlier of the date on which the Company gives notice to the holders of Registrable Securities of the circulation of a preliminary or final prospectus for such Public Offering or the “pricing” of such offering and continuing to the date that is (A) 90 days following the date of the final prospectus for such Public Offering (which period may, in each case, be extended to the extent required by applicable Law) or (B) such shorter period as the underwriters managing such Public Offering otherwise agree in writing (a “Holdback Period”); and

(ii) in the event that (A) the Company issues an earnings release or discloses other material information or a material event relating to the Company and its Subsidiaries occurs during the last 17 days of any Holdback Period or (B) prior to the expiration of any Holdback Period, the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering hereunder to comply with FINRA Rule 2711(f)(4), the Holdback Period shall be extended until 18 days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be (a “Holdback Extension”).

The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the restrictions set forth in this Section 4(a) until the end of such period, including any Holdback Extension.

(b) The Company. The Company (i) shall not file any registration statement for a Public Offering or cause any such registration statement to become effective, or effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities (for purposes of this Section 4(b), the words “Common Stock” shall be replaced with the words “Capital Stock of the Company” in the definition of “Public Offering”) during any Holdback Period, as extended during any Holdback Extension, and (ii) shall use its best efforts to cause (A) each holder of at least [two percent

(2)%] (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a Public Offering) and (B) each of its directors and executive officers to agree not to effect any Sale Transaction during any Holdback Period (as extended by any Holdback Extension), except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the Public Offering otherwise agree in writing.

Section 5. Registration Procedures.

(a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(ii) notify each holder of Registrable Securities of (A) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi) notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 2(f), at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii) use best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA;

(viii) use reasonable best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization or reorganization);

(x) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xi) take all reasonable actions to ensure that any Free Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158.

(xiii) permit any holder of Registrable Securities which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to allow such Holder to provide language for insertion therein, in form and substance satisfactory to the Company, which in the reasonable judgment of such Holder and its counsel should be included;

(xiv) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction use reasonable best efforts to promptly obtain the withdrawal of such order;

(xv) use its reasonable best efforts to cause the Registrable Securities covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Holders may request;

(xvii) cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xviii) use its reasonable best efforts to make available the executive officers of the Company to participate with the holders of Registrable Securities and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities;

(xix) in the case of any underwritten offering, use its reasonable best efforts to obtain one or more cold comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters;

(xx) in the case of any underwritten offering, use its reasonable best efforts to provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters and the holders of such Registrable Securities;

(xxi) if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxii) if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xxiii) if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

(b) The Company shall not undertake any voluntary act that could be reasonably expected to cause a Violation or result in delay or suspension under Section 5(a)(vi). During any Suspension Period, and as may be extended hereunder, the Company shall use its reasonable best efforts to correct or update any disclosure causing the Company to provide notice of the Suspension Period and to file and cause to become effective or terminate the suspension of use or effectiveness of, as the case may be, the subject registration statement. In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive 60 days with the consent of the holders of a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. If so directed by the Company, all holders of Registrable Securities registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension and (ii) use their reasonable best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(c) Any officer of the Company who is a holder of Registrable Securities agrees that if and for so long as he or she is employed by the Company or any Subsidiary thereof, he or she shall participate fully in the sale process in a manner customary for persons in like positions and consistent with his or her other duties with the Company, including the preparation of the registration statement and the preparation and presentation of any road shows.

(d) If the Company files any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the holders of Registrable Securities, and the holders of Registrable Securities do not request that their Registrable Securities be included in such Shelf Registration Statement, the Company agrees that, at the request of any Principal Holder, it shall include in such Automatic Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that any Principal Holder may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

(e) The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

(f) If IMC LP, the Bain Entities or the Oaktree Entities or any of their respective Affiliates seek to effectuate an in-kind distribution of all or part of their respective Registrable Securities to their respective direct or indirect equityholders, the Company shall, subject to any applicable lock-ups, use reasonable best efforts to facilitate such in-kind distribution in the manner requested.

Section 6. Registration Expenses.

(a) The Company’s Obligation. All expenses incident to the Company’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company) (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Demand Registration, Piggyback Registration or Shelf Offering hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(b) Counsel Fees and Disbursements. In connection with each Demand Registration, each Piggyback Registration and each Shelf Offering that is an underwritten Public Offering, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration or participating in such Shelf Offering and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such Holder in connection with any underwritten Demand Registration, Piggyback Registration or Shelf Offering.

Section 7. Indemnification and Contribution.

(a) By the Company. The Company shall indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, each equityholder, member, limited or general partner thereof, and each of their respective Affiliates, officers, directors employees, agents and representatives, and each Person who controls such Holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations (each a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free Writing Prospectus (including any information that has been deemed to be part of any prospectus under Rule 159 under the Securities Act), or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 7, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free Writing Prospectus (including any information that has been deemed to be part of any prospectus under Rule 159 under the Securities Act) or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. The Company shall also indemnify any underwriters (including any deemed underwriters within the meaning of the Securities Act), their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties.

(b) By Each Security Holder. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder; provided that the obligation to indemnify shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement and the information relating to such Holder under the section describing the selling stockholders, excluding percentages and the number of shares that will be beneficially owned by such Holder after the consummation of an offering.

(c) Claim Procedure. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any Person’s right to indemnification hereunder only to the extent such failure has materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration if such Holders are indemnified parties, at the expense of the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Release. No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f) Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 8. Underwritten Registrations.

(a) Participation. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such Holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 7. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such Holder’s obligations under Section 4, Section 5 and this Section 8(a) or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 8(a), the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, the Company and the underwriters created pursuant to this Section 8(a).

(b) Suspended Distributions. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(vi), shall immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 5(a)(vi). In the event the Company has given any such notice, the applicable time period set forth in Section 5(a)(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 8(b) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi).

Section 9. Additional Parties; Joinder. Subject to the prior written consent of each of IMC LP, the Bain Entities and the Oaktree Entities so long as such parties are holders of Registrable Securities, the Company may permit any Person who acquires Common Stock or rights to acquire Common Stock from the Company after the date hereof to become a party to this Agreement and to succeed to all of the rights and obligations of a “holder of Registrable Securities” under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Person, the Common Stock acquired by such Person (the “Acquired Common”) shall be Registrable Securities hereunder, such Person shall be a “holder of Registrable Securities” under this Agreement with respect to the Acquired Common, and the Company shall add such Person’s name and address to the Schedule of Investors hereto and circulate such information to the parties to this Agreement.

Section 10. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

Section 11. Subsidiary or Holding Company Public Offering

Section 12. If the Company conducts an initial Public Offering of the Capital Stock of one of its Subsidiaries, or if IMC LP forms a holding company and conducts an initial Public Offering of its Capital Stock, and the Company or IMC LP, as applicable, distributes securities of such Subsidiary or holding company to its equity holders, then the rights and obligations of the Principal Holders under this Agreement shall apply, mutatis mutandis, to such Subsidiary or holding company, and the Company or IMC LP, as applicable, shall cause such Subsidiary or holding company to comply with such Subsidiary’s or holding company’s obligations to the Principal Holders under this Agreement.

Section 13. Transfer of Registrable Securities.

(a) Restrictions on Transfers. Notwithstanding anything to the contrary contained herein, except in the case of (i) a transfer to the Company, (ii) a transfer by IMC LP to the Bain Entities or the Oaktree Entities or by the Bain Entities or the Oaktree Entities to their respective Affiliates or limited partners or members, (iii) a Public Offering, (iv) a sale pursuant to Rule 144 after the completion of the Company’s initial Public Offering or (v) a transfer in connection with a sale of the Company, prior to transferring any Registrable Securities to any Person (including, without limitation, by operation of law), the transferring Holder shall cause the prospective transferee to execute and deliver to the Company a Joinder agreeing to be bound by the terms of this Agreement. Any transfer or attempted transfer of any Registrable Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Registrable Securities as the owner thereof for any purpose.

(b) Legend. Each certificate evidencing any Registrable Securities and each certificate issued in exchange for or upon the transfer of any Registrable Securities (unless such Registrable Securities would no longer be Registrable Securities after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT DATED AS OF [            ], 2015 AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS, AS AMENDED. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

The Company shall imprint such legend on certificates evidencing Registrable Securities outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any securities that have ceased to be Registrable Securities.

Section 14. General Provisions.

(a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company, and each of IMC LP, the Bain Entities and the Oaktree Entities so long as such parties are holders of Registrable Securities; provided that no such amendment, modification or waiver that would materially and adversely affect a holder or group of holders of Registrable Securities in a manner materially different than any other holder or group of holders of Registrable Securities (other than amendments and modifications required to implement the provisions of Section 9), shall be effective against such holder or group of holders of Registrable Securities without the consent of the holders of a majority of the Registrable Securities that are held by the group of holders that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b) Remedies. The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d) Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit and be enforceable by the Company and its successors and assigns and the holders of Registrable Securities and their respective successors and assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(f) Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Company at the address specified below and to any holder of Registrable Securities or to any other party subject to this Agreement at such address or addresses as indicated on the Schedule of Investors hereto, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein. The Company’s address is:

International Market Centers, Inc.

475 S. Grand Central Parkway, Suite 1615

Las Vegas, Nevada 89106

Attn: General Counsel

Facsimile: (702) 599-9649

With a copy to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attn: Edward J. Schneidman, P.C. and Jeffrey W. Richards, P.C.

Facsimile: (312) 862-2200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(g) Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h) Governing Law. The corporate law of the State of Maryland shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(i) MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS

PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k) No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each holder of Registrable Securities agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any holder of Registrable Securities or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any holder of Registrable Securities or any current or future member of any holder of Registrable Securities or any current or future director, officer, employee, partner or member of any holder of Registrable Securities or of any Affiliate or assignee thereof, as such for any obligation of any holder of Registrable Securities under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(m) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(n) Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(o) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p) Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each holder of Registrable Securities shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.

INTERNATIONAL MARKET CENTERS, INC.

By:

Its:

INTERNATIONAL MARKET CENTERS, LP

By:

Its:

BAIN ENTITIES:

BAIN CAPITAL (IMC), X, L.P.

By:

Its:

BCIP ASSOCIATES IV (US), L.P.

By:

Its:

BCIP T ASSOCIATES IV (US), L.P.

By:

Its:

BCIP ASSOCIATES IV-B, (US), L.P.

By:

Its:

BCIP T ASSOCIATES IV-B, L.P.

By:

Its:

OAKTREE ENTITIES:

OCM IMC HOLDINGS, L.P.

By:

Its:

E-1

SCHEDULE OF INVESTORS

International Market Centers, LP

c/o Bain Capital Partners, LLC

John Hancock Tower, 200 Clarendon Street

Boston, Massachusetts 02116

Attn: [                    ]

Facsimile: [                    ]

c/o Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, California 90071

Attn: [                    ]

Facsimile: [                    ]

Bain Entities

c/o Bain Capital Partners, LLC

John Hancock Tower, 200 Clarendon Street

Boston, Massachusetts 02116

Attn: [                    ]

Facsimile: [                    ]

Oaktree Entities

c/o Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, California 90071

Attn: [                    ]

Facsimile: [                    ]

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of [            ], 2014 (as the same may hereafter be amended, the “Registration Agreement”), among International Market Centers, Inc. a Maryland corporation (the “Company”), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s             shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the      day of             ,             .

Signature of Stockholder

Print Name of Stockholder

Address:

Agreed and Accepted as of

.

INTERNATIONAL MARKET CENTERS, INC.

By:

Its: